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                                   EXHIBIT 21
                       to Registrant's Report on Form 10-K
                        for the year-ended June 30, 2006

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SUBSIDIARIES OF BALDWIN TECHNOLOGY COMPANY, INC.                                Jurisdiction
                                                                                ------------
Baldwin Americas Corporation                                                    Delaware
Baldwin Europe Consolidated Inc.                                                Delaware
Baldwin Asia Pacific Corporation                                                Delaware
Baldwin Technology India Private Limited                                        India

SUBSIDIARIES OF BALDWIN AMERICAS CORPORATION
Baldwin Technology Corporation                                                  Connecticut
Baldwin Rockford Corporation                                                    Delaware
Baldwin Graphic Systems, Inc.                                                   Delaware
Baldwin Americas do Brasil Ltda                                                 Brazil
Baldwin India Private, Ltd.                                                     India

SUBSIDIARIES OF BALDWIN TECHNOLOGY CORPORATION
Baldwin Midwest Corporation                                                     Kansas

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED INC.
Baldwin Europe Consolidated BV                                                  Netherlands

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED BV
Baldwin Graphic Equipment BV                                                    Netherlands
Baldwin Germany GmbH                                                            Germany
Baldwin U.K. Holding Limited                                                    United Kingdom
Baldwin Jimek AB                                                                Sweden
Baldwin France Sarl                                                             France
Baldwin Italy Srl                                                               Italy

SUBSIDIARIES OF BALDWIN U.K. HOLDING LIMITED
Baldwin (UK) Ltd.                                                               United Kingdom

Acrotec UK Ltd.                                                                 United Kingdom

SUBSIDIARIES OF BALDWIN JIMEK AB
Baldwin IVT AB                                                                  Sweden

SUBSIDIARIES OF ACROTEC UK LTD.
Baldwin Globaltec Ltd.                                                          United Kingdom

SUBSIDIARIES OF BALDWIN ASIA PACIFIC CORPORATION
Baldwin Japan Ltd.                                                              Japan
Baldwin Printing Control Equipment (Beijing) Company, Ltd.                      China
Baldwin Graphic Equipment Pty. Ltd.                                             Australia
Baldwin Printing Controls Ltd.                                                  Hong Kong
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